[Graphic Omitted]                                             Semiannual Report
INVESTMENT MANAGEMENT                                             June 30, 1997

MFS(R) RESEARCH SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

[Graphic omitted]

MFS(R) RESEARCH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                       INVESTMENT ADVISER
A. Keith Brodkin*                              Massachusetts Financial Services Company
Chairman and President                         500 Boylston Street
                                               Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                   DISTRIBUTOR
(diversified holding company)                  MFS Fund Distributors, Inc.
                                               500 Boylston Street
William R. Gutow                               Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company       INVESTOR SERVICE
(Blockbuster Video franchise)                  MFS Service Center, Inc.
                                               P.O. Box 2281
DIRECTOR OF RESEARCH                           Boston, MA 02107-9906
Kevin R. Parke*
                                               For additional information,
TREASURER                                      contact your financial adviser.
W. Thomas London*
                                               CUSTODIAN
ASSISTANT TREASURERS                           Investors Bank & Trust Company
Mark E. Bradley*
Ellen Moynihan*                                AUDITORS
James O. Yost*                                 Deloitte & Touche LLP

SECRETARY                                      WORLD WIDE WEB
Stephen E. Cavan*                              www.mfs.com

ASSISTANT SECRETARY
James R. Bordewick, Jr.*                       [Graphic Omitted] For the third year in a row,
                                               MFS earned a #1 ranking in the DALBAR, Inc.
                                               Broker/Dealer Survey, Main Office Operations
                                               Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including
                                               "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."



*Affiliated with the Investment Adviser

Dear Contract Owner:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2 1/2%.

    We have been surprised by the strength of the U.S. equity market in the first half of 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding MFS analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded MFS analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

    Comments from the director of research are presented on the next page. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

July 14, 1997

MFS RESEARCH SERIES

For the six months ended June 30, 1997, the Series provided a total return of 13.63% (including the reinvestment of distributions). This compares to a 20.60% return for the Standard & Poor's 500 Composite Index (the S&P 500), an unmanaged index of common stock total return performance, for the same period. The Series' underperformance can be attributed to four sectors: energy, health care, retailing, and transportation. The companies held in the Series in each of these sectors are leaders in their respective industries and, overall, performed well during the past six months. However, they were unable to maintain the torrid pace of equivalent sectors in the S&P 500. The Series did outperform the S&P 500 in the basic materials and utilities and communications sectors during the past six months.

    During this period, sector weightings have shifted based on the industry analysts' changing best ideas. Most notably, the financial services sector increased by 4.7%. The slow-growth, low-inflation economic environment has allowed select banks and insurance companies to flourish during the first half of 1997, and several of the banking and insurance stocks in the Series have performed well.

    Several companies within the chemical and specialty chemical industries, including du Pont, Air Products and Chemicals, and Praxair, have also enhanced the Series' return. These companies have achieved strong stock performance through a focused cost-savings effort and the introduction of new, higher-margin products and services that have complemented their existing product lines.

    The weighting in the technology sector increased by 4.2% during the past six months. Several stocks within this sector positively contributed to the Series' performance, including Microsoft, Compuware, Intel, Compaq, and Lucent Technologies. These companies have developed solid competitive positions within their industries that have translated into successful stock performance. We believe the earnings outlook for all of the technology companies held in the Series remains strong.

    The Series remains underweighted in energy, autos and housing, and utilities and communications. While individual stocks within these sectors can positively contribute to the Series' return, the analysts have determined that the earnings outlook for many of the companies within these sectors remains bleak. The analysts have also reduced exposure to the leisure and transportation sectors based on an uncertain profit picture.

    The Series continues to be based upon the research analysts' best ideas within their industries. Stocks are selected after careful, in-depth fundamental analysis of individual companies' earnings outlooks. Although each analyst incorporates general economic forecasts into his or her decision-making process, ultimately, stocks selected for inclusion in the Series represent companies that the analysts believe offer the best possibility for capital appreciation regardless of the economic outlook. These companies typically demonstrate dominant and/or growing market share, quality new/ existing products, superior management teams, and strong financial statements. Sector and industry weightings are a fallout of the "best ideas" stock- selection process. However, the analysts revisit weightings regularly to assure agreement within the changing economic landscape.

Respectfully,

/s/ Kevin R. Parke

Kevin R. Parke
Director of Research

The committee of MFS research analysts is responsible for the day-to-day management of the Series under the general supervision of Mr. Parke.

DIRECTOR OF RESEARCH'S PROFILE

Kevin R. Parke joined the MFS Research Department in 1985 as an industry specialist and was named Assistant Vice President - Investments in 1987, Vice President - Investments in 1988, Senior Vice President in 1993, and Director of Equity Research in 1995. Mr. Parke is a graduate of Lehigh University and the Harvard University Graduate School of Business Administration and has managed MFS Research Series since 1995.

OBJECTIVE AND POLICIES

The Series' investment objective is to provide long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995.

PERFORMANCE SUMMARY

The information below illustrates the performance of MFS Research Series.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF JUNE 30, 1997

                                 6 Months            1 Year    Life of Series*
------------------------------------------------------------------------------
Cumulative Total Return           +13.63%           +23.98%           +53.78%
------------------------------------------------------------------------------
Average Annual Total Return         --              +23.98%           +24.96%
------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, July 26, 1995, through June 30, 1997.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1997
Stocks - 96.2%
-------------------------------------------------------------------------------
Issuer                                                   Shares         Value
-------------------------------------------------------------------------------
U.S. Stocks - 88.4%
  Aerospace - 4.3%
    General Dynamics Corp.                               13,500  $  1,012,500
    Lockheed-Martin Corp.                                28,300     2,930,818
    United Technologies Corp.                            54,100     4,490,300
                                                                 ------------
                                                                 $  8,433,618
-----------------------------------------------------------------------------
  Agricultural Products - 0.4%
    Case Corp.                                           10,700  $    736,962
-------------------------------------------------------------------------------
  Apparel and Textiles - 1.5%
    Gucci Group, Inc.                                    20,300  $  1,306,812
    Reebok International Ltd.                            36,400     1,701,700
                                                                 ------------
                                                                 $  3,008,512
-----------------------------------------------------------------------------
  Banks and Credit Companies - 4.6%
    BankBoston Corp.                                     14,140  $  1,018,963
    Chase Manhattan Corp.                                29,932     2,905,274
    Comerica, Inc.                                       30,900     2,101,200
    Fleet Financial Group, Inc.                          30,400     1,922,800
    Household International, Inc.                         9,300     1,092,168
                                                                 ------------
                                                                 $  9,040,405
-----------------------------------------------------------------------------
  Building - 0.4%
    Newport News Shipbuilding, Inc.                      37,300  $    725,018
-------------------------------------------------------------------------------
  Business Machines - 0.5%
    Sun Microsystems, Inc.*                              24,400  $    908,136
-------------------------------------------------------------------------------
  Business Services - 1.1%
    Accustaff, Inc.*                                     34,300  $    812,481
    ADT Ltd.                                             35,500     1,171,500
    DST Systems, Inc.                                     1,800        59,962
                                                                 ------------
                                                                 $  2,043,943
-----------------------------------------------------------------------------
  Chemicals - 4.1%
    Air Products & Chemicals, Inc.                       36,200  $  2,941,250
    du Pont De Nemours                                   37,200     2,338,950
    Ferro Corp.                                          16,600       615,237
    Praxair, Inc.                                        38,100     2,133,600
                                                                 ------------
                                                                 $  8,029,037
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.7%
    Electronic Arts, Inc.*                               45,400  $  1,526,575
    First Data Corp.                                     56,900     2,500,043
    Microsoft Corp.*                                     40,300     5,092,912
                                                                 ------------
                                                                 $  9,119,530
-----------------------------------------------------------------------------
  Computer Software - Systems - 7.1%
    Adobe Systems, Inc.*                                 29,600  $  1,037,850
    BMC Software, Inc.*                                  26,400     1,461,900
    Cadence Design Systems, Inc.*                        21,075       706,012
    Compaq Computer Corp.                                27,900     2,769,075
    Computer Associates International, Inc.              38,750     2,157,890
    Compuware Corp.*                                     23,600     1,126,900
    Oracle Systems Corp.*                                67,200     3,385,200
    Sybase, Inc.*                                        28,100       417,987
    Synopsys, Inc.*                                      22,300       819,525
                                                                 ------------
                                                                 $ 13,882,339
-----------------------------------------------------------------------------
  Consumer Goods and Services - 7.8%
    Colgate-Palmolive Co.                                60,300  $  3,934,575
    Gillette Co.                                         35,500     3,363,625
    Hertz Corp.*                                          1,400        50,400
    Estee Lauder Cos., Inc., "A"                         24,700     1,241,175
    Philip Morris Companies, Inc.                        16,100       714,438
    Procter & Gamble Co.                                 22,000     3,107,500
    Revlon Inc., "A"*                                    26,800     1,388,575
    Tyco International Ltd.                              20,400     1,419,075
                                                                 ------------
                                                                 $ 15,219,363
-----------------------------------------------------------------------------
  Containers - 0.3%
    Stone Container Corp.                                41,200    $  589,675
-------------------------------------------------------------------------------
  Defense Electronics - 0.6%
    Loral Space & Communications Corp.*                  79,100  $  1,186,500
-------------------------------------------------------------------------------
  Electronics - 2.6%
    Analog Devices, Inc.*                                32,166    $  854,409
    Intel Corp.                                          29,100     4,126,743
                                                                 ------------
                                                                 $  4,981,152
-----------------------------------------------------------------------------
  Entertainment - 0.8%
    Clear Channel Communications*                        17,400  $  1,070,100
    Jacor Communications, Inc., "A"*                     13,800       527,850
                                                                 ------------
                                                                 $  1,597,950
-----------------------------------------------------------------------------
  Financial Institutions - 3.8%
    Advanta Corp.                                        40,300  $  1,438,206
    American Express Co.                                 14,400     1,072,800
    Arm Financial Group Inc., "A"                           900        18,000
    Federal National Mortgage Assn.                      33,100     1,443,987
    Franklin Resources, Inc.                             13,000       943,312
    Morgan Stanley Dean Witter                           14,200       611,487
    Union Planters Corp.                                 35,317     1,832,069
                                                                 ------------
                                                                 $  7,359,861
-----------------------------------------------------------------------------
  Food and Beverage Products - 3.2%
    Coca Cola Co.                                        55,700  $  3,759,750
    Earthgrains Co.                                       9,300       609,731
    McCormick & Co., Inc.                                48,000     1,212,000
    Tyson Foods, Inc., "A"                               30,850       590,006
                                                                 ------------
                                                                 $  6,171,487
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.5%
    Kimberly Clark Corp.                                 58,200  $  2,895,450
-------------------------------------------------------------------------------
  Insurance - 8.6%
    Allstate Corp.                                       25,400  $  1,854,200
    Chubb Corp.                                          23,000     1,538,125
    Cigna Corp.                                          18,600     3,301,500
    Conesco, Inc.                                        66,100     2,445,700
    Equitable of Iowa Cos.                               12,300       688,800
    Hartford Financial Services Group                    23,400     1,936,350
    Hartford Life, Inc., "A"                                400        15,000
    Penncorp Financial Group, Inc.                       47,100     1,813,350
    Reliastar Financial Corp.                             1,800       131,625
    Security Connecticut Group                           18,200     1,002,137
    Travelers, Inc.                                      31,400     1,980,162
                                                                 ------------
                                                                 $ 16,706,949
-----------------------------------------------------------------------------
  Medical and Health Products - 2.1%
    Bristol-Myers Squibb Co.                             47,900  $  3,879,900
    Uromed Corp.*                                        68,900       241,150
                                                                 ------------
                                                                 $  4,121,050
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 7.6%
    Cardinal Health, Inc.                                16,000    $  916,000
    HBO & Co.                                            35,000     2,410,625
    Healthsouth Corp.*                                   29,800       743,137
    Horizon/CMS Healthcare Corp.                         54,200     1,087,387
    Integrated Health Services, Inc.                     10,000       385,000
    Pacific Health Systems, Inc., "A"*                   17,800     1,078,013
    St. Jude Medical, Inc.*                              70,100     2,733,900
    Tenet Healthcare Corp.                               39,900     1,179,543
    United Healthcare Corp.                              61,400     3,192,800
    Vencor, Inc.                                         23,900     1,009,775
                                                                 ------------
                                                                 $ 14,736,180
-----------------------------------------------------------------------------
  Oil Services - 1.0%
    Burlington Resources, Inc.                           27,100  $  1,195,787
    Diamond Offshore Drilling Corp.                       9,800       765,625
                                                                 ------------
                                                                 $  1,961,412
-----------------------------------------------------------------------------
  Oils - 1.4%
    Apache Corp.                                         20,800    $  676,000
    Chevron Corp.                                        28,900     2,136,793
                                                                 ------------
                                                                 $  2,812,793
-----------------------------------------------------------------------------
  Pollution Control - 1.1%
    Browning-Ferris Industries                           36,800  $  1,223,600
    Waste Management, Inc.                               27,900       896,287
                                                                 ------------
                                                                 $  2,119,887
-----------------------------------------------------------------------------
  Railroads - 2.4%
    Burlington Northern-Santa Fe                         22,500  $  2,022,187
    Wisconsin Central Transportation Corp.*              70,800     2,637,300
                                                                 ------------
                                                                 $  4,659,487
-----------------------------------------------------------------------------
  Restaurants and Lodging - 3.2%
    Doubletree Corp.                                      5,900    $  242,637
    HFS, Inc.*                                           52,900     3,068,200
    Hilton Hotels Corp.                                  19,900       528,593
    Host Marriott Corp.*                                127,400     2,269,312
    Promus Hotel Corp.*                                     900        34,875
                                                                 ------------
                                                                 $  6,143,617
-----------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Keystone International, Inc.                         54,300  $  1,883,531
-------------------------------------------------------------------------------
  Stores - 3.3%
    Ann Taylor Stores*                                   29,200  $    569,400
    Gymboree Corp.*                                      38,000       912,000
    Hollywood Entertainment Corp.*                        1,800        41,175
    Home Depot, Inc.                                     20,400     1,406,325
    Lowe's Cos., Inc.                                    24,600       913,275
    Rite Aid Corp.                                       34,100     1,700,737
    Staples, Inc.*                                       45,000     1,046,250
                                                                 ------------
                                                                 $  6,589,162
-----------------------------------------------------------------------------
  Supermarkets - 1.4%
    Safeway, Inc.*                                       57,500  $  2,652,187
-------------------------------------------------------------------------------
  Telecommunications - 3.1%
    Aspect Telecommunications, Inc.                      85,600  $  1,904,600
    Intermedia Communications, Inc.                       2,700        87,412
    Lucent Technologies, Inc.                            21,600     1,556,550
    Qwest Communications International*                   1,100        29,975
    Worldcom, Inc.                                       75,200     2,406,400
                                                                 ------------
                                                                 $  5,984,937
-----------------------------------------------------------------------------
  Utilities - Gas - 1.2%
    Coastal Corp.                                        43,300  $  2,303,018
-------------------------------------------------------------------------------
  Utilities - Telephone 1.7%
    MCI Communications Corp.                             33,700  $  1,290,078
    Sprint Corp.                                         38,100     2,005,012
                                                                 ------------
                                                                 $  3,295,090
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $171,898,237
-------------------------------------------------------------------------------
Foreign Stocks - 7.8%
  Finland - 0.1%
    Huhtamaki Group (Conglomerate)                        2,300     $  99,074
-------------------------------------------------------------------------------
  France - 0.4%
    Union Assurances Federale S.A.
      (Insurance)                                         6,500    $  764,510
-------------------------------------------------------------------------------
  Hong Kong - 0.4%
    Wharf Holdings (Real Estate)                        214,000    $  928,152
-------------------------------------------------------------------------------
  Japan - 3.0%
    Canon, Inc. (Office Automation)                      80,000  $  2,179,722
    Sony Corp (Office Automation)                        28,300     2,468,928
    TDK Corp. (Office Automation)                        15,000     1,101,650
                                                                 ------------
                                                                 $  5,750,300
-----------------------------------------------------------------------------
  Singapore - 0.3%
    DBS Land Ltd. (Real Esatate)                        178,000  $    562,944
-------------------------------------------------------------------------------
  Switzerland - 1.1%
    Novartis (Medical Supplies)                           1,400  $  2,238,388
-------------------------------------------------------------------------------
  United Kingdom - 2.5%
    British Petroleum PLC, ADR (Oil)                     37,714  $  2,823,858
    Jarvis Hotels PLC (Restaurants and
      Lodging)+                                         272,400       629,898
    Kwik-Fit Holdings PLC (Automotive)                  211,000       947,749
    Storehouse PLC (Retail)                             149,700       468,815
                                                                 ------------
                                                                 $  4,870,320
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $ 15,213,688
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $169,600,504)                     $187,111,925
-------------------------------------------------------------------------------

Short-Term Obligations - 6.6%
-------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)         Value
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., due 7/14/97          $    600  $    597,104
Federal National Mortgage Assn., due
   7/09/97 - 7/30/97                                     10,370    10,336,930
Tennessee Valley Authority, due 8/15/97                   1,900     1,881,050
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $ 12,815,084
-------------------------------------------------------------------------------
Total Investments (Identified Cost $182,415,588)                 $199,927,009
Other Assets, Less Liabilities - (2.8)%                            (5,522,773)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $194,404,236
-------------------------------------------------------------------------------

* Non-income producing security.
+ Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
June 30, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $182,415,588)         $199,927,009
  Cash                                                                 7,577
  Receivable for investments sold                                  2,572,803
  Receivable for series shares sold                                2,403,046
  Interest and dividends receivable                                  265,397
  Receivable from investment adviser                                  29,654
  Deferred organization expenses                                       5,646
  Other assets                                                           820
                                                                ------------
      Total assets                                              $205,211,952
                                                                ------------
Liabilities:
  Payable for investments purchased                             $ 10,713,874
  Payable for Series shares reacquired                                46,532
  Payable to affiliates for management fee                            11,809
  Accrued expenses and other liabilities                              35,501
                                                                ------------
      Total liabilities                                         $ 10,807,716
                                                                ------------
Net assets                                                      $194,404,236
                                                                ============
Net assets consist of:
  Paid-in capital                                               $174,226,208
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                  17,512,138
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              2,401,103
  Accumulated undistributed net investment income                    264,787
                                                                ------------
      Total                                                     $194,404,236
                                                                ============
Shares of beneficial interest outstanding                        13,030,435
                                                                 ==========
Net asset value per share
  (net assets of $194,404,236 / 13,030,435 shares of
   beneficial interest outstanding)                               $14.92
                                                                  ======

See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------------------------
Six Months Ended June 30, 1997
-----------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $   601,649
    Interest                                                                       195,841
    Foreign taxes withheld                                                         (18,854)
                                                                               -----------
      Total investment income                                                  $   778,636
                                                                               -----------
  Expenses -
    Management fee                                                             $   385,683
    Shareholders' servicing agent fee                                               17,548
    Administrative fee                                                               6,265
    Trustees' compensation                                                           1,017
    Custodian fee                                                                   14,347
    Auditing fee                                                                     8,903
    Printing fee                                                                     6,038
    Amortization of organization expense                                               910
    Legal fee                                                                          305
                                                                               -----------
      Total expenses                                                           $   441,016
    Fees paid indirectly                                                              (536)
    Preliminary reimbursement of expense to investment adviser                      73,772
                                                                               -----------
      Net expenses                                                             $   514,252
                                                                               -----------
        Net investment income                                                  $   264,384
                                                                               -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $ 2,437,382
    Foreign currency transactions                                                  (22,018)
                                                                               -----------
        Net realized gain on investment and foreign currency transactions      $ 2,415,364
                                                                               -----------
  Change in unrealized appreciation -
    Investments                                                                $15,572,157
    Translation of assets and liabilities in foreign currencies                        678
                                                                               -----------
        Net unrealized gain on investment and foreign currency
          translation                                                          $15,572,835
                                                                           ---------------
          Net realized and unrealized gain on investments and foreign
            currency                                                           $17,988,199
                                                                               -----------
            Increase in net assets from operations                             $18,252,583
                                                                               ===========

See notes to financial statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                         Six Months Ended             Year Ended
                                                            June 30, 1997      December 31, 1996
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $    264,384            $    57,724
  Net realized gain on investments and foreign
    currency transactions                                      2,415,364                434,597
  Net unrealized gain on investments and foreign
    currency translation                                      15,572,835              1,826,320
                                                            ------------            -----------
    Increase in net assets from operations                  $ 18,252,583            $ 2,318,641
                                                            ------------            -----------
Distributions declared to shareholders -
  From net investment income                                $      --               $   (55,987)
  From net realized gain on investments and foreign
    currency transactions                                          --                  (434,345)
  In excess of net realized gain on investments and
    foreign currency transactions                                  --                   (15,595)
                                                            ------------            -----------
      Total distributions declared to shareholders          $      --               $  (505,927)
                                                            ------------            -----------
Series share (principal) transactions -
  Net proceeds from sale of shares                          $145,484,204            $36,570,809
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                               --                   505,927
  Cost of shares reacquired                                   (5,042,937)            (5,709,233)
                                                            ------------            -----------
    Increase in net assets from Series share
      transactions                                          $140,441,267            $31,367,503
                                                            ------------            -----------
      Total increase in net assets                          $158,693,850            $33,180,217
Net assets:
  At beginning of period                                      35,710,386              2,530,169
                                                            ------------            -----------
  At end of period (including accumulated
    undistributed net investment income of $264,787
    and $403, respectively)                                 $194,404,236            $35,710,386
                                                            ============            ===========

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------
                                    Six Months Ended                  Year Ended                 Period Ended
                                       June 30, 1997           December 31, 1996           December 31, 1995*
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $13.13                      $10.89                       $10.00
                                              ------                      ------                       ------
Income from investment operations# -
  Net investment income(S)                    $ 0.03                      $ 0.06                       $ 0.05
  Net realized and unrealized
   gain on investments and
   foreign currency transactions                1.76                        2.37                         1.01
                                              ------                      ------                       ------
      Total from investment operations        $ 1.79                      $ 2.43                       $ 1.06
                                              ------                      ------                       ------
Less distributions declared to shareholders -
  From net investment income                  $ --                        $(0.02)                      $(0.03)
  From net realized gain on investments
   and foreign currency transactions            --                         (0.16)                       (0.14)
  In excess of net realized gain on
   investments and foreign
   currency transactions                        --                         (0.01)                        --
                                              ------                      ------                       ------
      Total distributions declared to
       shareholders                           $ --                        $(0.19)                      $(0.17)
                                              ------                      ------                       ------
Net asset value - end of period               $14.92                      $13.13                       $10.89
                                              ------                      ------                       ------
Total return                                  13.63%++                    22.33%                       10.62%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                     1.00%+                      1.00%                        1.00%+
  Net investment income                        0.51%+                      0.47%                        1.15%+
Portfolio turnover                               38%                         56%                          28%
Average commission rate###                   $0.0465                     $0.0295                         --
Net assets at end of period (000 omitted)   $194,404                     $35,710                       $2,530

   *For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
 ###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 (S)The Adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under these limitations, the net investment income (loss) per share and the ratios would have been:
    Net investment income (loss)              $ 0.04                     $  --                         $(0.08)
    Ratios (to average net assets):
      Expenses                                 0.85%                       1.48%                        3.90%+
      Net investment income (loss)             0.66%                        --                        (1.73)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Research Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS Research Series, MFS(R) Strategic Fixed Income Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1997, there were 32 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25 % of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - Effective March 1, 1997, the Series has an administrative service agreement with MFS to provide the Series with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $174,958,681 and $40,046,915, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $182,415,588
                                                                ============
Gross unrealized appreciation                                   $ 19,382,707
Gross unrealized depreciation                                     (1,871,286)
                                                                ------------
  Net unrealized appreciation                                   $ 17,511,421
                                                                ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                      Six Months Ended June 30, 1997      Year Ended December 31, 1996
                                      ----------------------------------  --------------------------------
                                              Shares             Amount          Shares            Amount
----------------------------------------------------------------------------------------------------------
Shares sold                               10,653,259       $145,484,204       2,923,453       $36,570,809
Shares issued to shareholders in
  reinvestment of distributions             --                --                 38,386           505,927
Shares reacquired                           (342,536)        (5,042,937)       (474,538)       (5,709,233)
                                          ----------       ------------       ---------       -----------
  Net increase                            10,310,723       $140,441,267       2,487,301       $31,367,503
                                          ==========       ============       =========       ===========

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1997, was $186.

(7) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 1997, the Series owned the following restricted securities (constituting 0.3% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                  Share/Par
Description                 Date of Acquisition     Amount      Cost     Value
------------------------------------------------------------------------------
Jarvis Hotels                 6/21/96 - 6/27/96    277,400  $736,599  $629,898

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Research
Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 1996, and financial highlights for the six months then ended, the year ended December 31, 1996, and the period from July 26, 1995 (the commencement of Investment Operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Series at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 1, 1997

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                 VFR-3-8/97 43M